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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report
                        (Date of earliest event reported)
                                  April 23, 2002





                               OTG SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                       000-29809                        52-1769077
(state or other jurisdiction of     (Commission File Number)             (IRS Employer
 incorporation or organization)                                       Identification Number)


                            2600 TOWER OAKS BOULEVARD
                            ROCKVILLE, MARYLAND 20852
                                 (240) 747-6400
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)


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



Item 5.  Other Events.

       On April 23, 2002, OTG Software, Inc. issued a press release announcing preliminary financial results for the first quarter of 2002. A copy of this press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.


Item 7.  Financial Statements and Exhibits

    (a)  Financial Statements of Business Acquired.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable.

    (c)  Exhibits


        Designation                                  Description
        -----------                                  -----------
          99.1                      Press Release dated April 23, 2002.

                                    SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            OTG Software, Inc.

Date: April 23, 2002                        By: /s/ Ronald W. Kaiser
                                               ---------------------------------
                                                   Ronald W. Kaiser
                                                   Chief Financial Officer and
                                                   Treasurer
                                                   (Principal Financial Officer)

                                  EXHIBIT INDEX




    EXHIBIT
    NUMBER                          DESCRIPTION OF EXHIBIT
     99.1                  Press Release dated April 23, 2002.